UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2006
________________________
Energy Transfer Partners, L.P. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

2838 Woodside Street Dallas, Texas 75204 (Address of principal executive offices) (Zip Code)

(214) 981-0700 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 10, 2006, Energy Transfer Partners, L.P. (the "Partnership") issued a press release announcing our financial and operating results for the quarter ended May 31, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 11, 2006, the Partnership issued a press release announcing that the time and number of the previously scheduled earnings call had been changed. A copy of this press release with the new call-in number is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

  Exhibits. The following exhibits are being furnished herewith:

Exhibit Number 99.1 -- Press Release dated July 10, 2006 announcing financial results for the quarter ended May 31, 2006.

Exhibit Number 99.2 -- Press Release dated July 11, 2006 announcing a change in the time and number of the previously scheduled earning call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

By: Energy Transfer Partners GP, L.P., its general partner

By: Energy Transfer Partners, L.L.C., its general partner

Date: July 11, 2006 By: /s/ Ray C. Davis

Ray C. Davis

Co-Chief Executive Officer

By: /s/ Kelcy L. Warren

Kelcy L. Warren

Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release dated July 10, 2006 announcing financial results for the quarter ended May 31, 2006 and Press Release dated July 11, 2006 announcing change in the time of the conference call to discuss the financial and operating results for the quarter ended May 31, 2006 and to provided a new call-in number.

99.2 Press Release dated July 11, 2006 announcing a change in the time and number of the previously scheduled earning call.